CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS	12 Months Ended
Dec. 31, 2017
Disclosure of critical accounting estimates and judgements [Abstract]
CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS
NOTE 4 –CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. The Group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.

a.	Critical accounting estimates and assumptions

(1)	Assessing the useful lives of assets:

The useful economic lives of the Group's assets are an estimate determined by management. The Group defines useful economic life of its assets in terms of the assets' expected utility to the Group. This estimation is based on assumptions of future changes in technology or changes in the Group's intended use of these assets, and experience of the Group with similar assets, and legal or contract periods where relevant. The assets estimated economic useful lives are reviewed, and adjusted if appropriate, at least annually. See also note 2(e) and note 2(f). See also information with respect to the change in estimate of the useful life of the "012 Smile" trade name in note 4(2) below.

The useful economic lives of contract costs (see notes 2(n), 2(f)(5)) are an estimate determined by management. Contract costs are amortized in accordance with the expected service period (mainly over 2-3 years), using the portfolio approach. The assets estimated economic useful lives are reviewed, and adjusted if appropriate, at least annually. See also note 11.

(2)	Assessing the recoverable amount for impairment tests of assets with finite useful lives:

The Group is required to determine at the end of each reporting period whether there is any indication that an asset may be impaired. If indicators for impairment are identified the Group estimates the assets' recoverable amount, which is the higher of an asset's fair value less costs to sell and value in use. The value-in-use calculations require management to make estimates of the projected future cash flows. Determining the estimates of the future cash flows is based on management past experience and best estimate for the economic conditions that will exist over the remaining useful economic life of the Cash Generating Unit (CGU). See also note 2(i).

No indicators for an impairment or reversal of impairment of assets with finite useful lives were identified in 2017.

In the fourth quarter of 2015, the Group decided to cease the usage of the "012 Smile" trade name in 2017, this change in business induced the Group to determine that an indicator of impairment existed in 2015 for the fixed-line segment. See note 13(2). An Impairment test in the fourth quarter of 2015 for the VOB/ISP CGU of the fixed line segment resulted in an impairment charge to certain assets in a total amount of NIS 98 million, based on the key assumptions described in note 13(2). The recoverable amount of the VOB/ISP CGU assets as of December 31, 2015 was assessed by management with the assistance of an external independent expert ("Giza Singer Even. Ltd") based on value-in-use calculations, which was NIS 250 million. The value in use calculations use pre-tax cash flow projections covering a five-year period and using extrapolation with specific adjustments expected until 2027, which was the economic life of the main asset of the CGU: the deferred expenses – Right of Use, and a pre-tax discount rate of 12.9%. The value-in-use calculations included all factors in real terms. The value-in-use of the assets of the CGU was estimated to exceed the fair value less costs to sale. The impairment test in the fourth quarter of 2015 was based on assessments of financial performance and future strategies in light of current and expected market and economic conditions.

Trends in the economic and financial environment, competition and regulatory authorities' decisions, or changes in competitors’ behavior in response to the economic environment may affect the estimate of recoverable amounts in future periods. See also note 2(i).

As a result of the decision to cease the usage of the "012 Smile" trade name the Group revised in 2015 its expected useful life to end in 2017 as a change in accounting estimate. As a result the amortization expenses of the trade name increased in 2015, 2016 and 2017 by NIS 1 million, NIS 16 million and NIS 6 million, respectively (compared with the amortization rate in 2014). See also note 11.

Further increase in the level of competition that might continue to push downward prices may require the Group to perform further impairment tests of assets. Such impairment tests may lead to recording significant impairment charges, which could have a material negative impact on the Group's operating profit and profit.

(3)	Assessing the recoverable amount of goodwill for impairment tests:

Goodwill impairment reviews are undertaken annually or more frequently if events or changes in circumstances indicate that the carrying amount may not be recoverable. The recoverable amount is the higher of an asset's fair value less costs to sell and value in use. The recoverable amount of the fixed line segment to which goodwill has been allocated to have been determined based on value-in-use calculations. For the purpose of the goodwill impairment tests as of December 31, 2015,  2016 and 2017 the recoverable amount was assessed by management with the assistance of an external independent experts (2015: "Giza Singer Even. Ltd", 2016 and 2017: BDO Ziv Haft Consulting & Management Ltd.) based on value-in-use calculations. The value-in-use calculations use pre-tax cash flow projections covering a five-year period. Cash flows beyond the five-year period to be generated from continuing use are extrapolated using estimated growth rates. The growth rate represents the long-term average growth rate of the fixed-line communications services business.

The key assumptions used in the December 31, 2017 test were as follows:

Terminal growth rate	0.9%
After-tax discount rate	9.3%
Pre-tax discount rate	11.2%

The impairment test as of December 31, 2017 was based on assessments of financial performance and future strategies in light of current and expected market and economic conditions. Trends in the economic and financial environment, competition and regulatory authorities' decisions, or changes in competitors’ behavior in response to the economic environment may affect the estimate of recoverable amounts. See also note 13(1) and note 2(h). No impairment charges were recognized in with respect to goodwill in 2015, 2016 and 2017.

Sensitivity Analysis:
The headroom of the fixed line segment recoverable amount over the carrying amount as of December 31, 2015, 2016 and 2017 was approximately 9%, 23% and 23% respectively. Sensitivity analysis was performed for the recoverable amount as of December 31, 2017 for a change of the after-tax discount rate within the range of ± 10% multiplied by the variable 9.3% (8.4% to 10.2%), assuming all other variables constant. Sensitivity analysis was also performed for a change of the terminal permanent growth rate within the range of ± 1% of the variable 0.9% (minus 0.9% to 1.9%), assuming all other variables constant. Results showed that no impairment charge is required for both analyses.

(4)	Assessing allowance for doubtful accounts:

The allowance is established when there is objective evidence that the Group will not be able to collect amounts due according to the original terms of the receivables. Significant financial difficulties of the debtor, probability that the debtor will enter bankruptcy or financial reorganization, or delinquency or default in debtor payments are considered indicators that a trade receivable is impaired. Individual receivables which are known to be uncollectable are written off by reducing the carrying amount directly. The other receivables are assessed collectively. For these receivables the allowance is determined based on percentage of doubtful debts in collection, considering the likelihood of recoverability based on the age of the balances, the historical write-off experience net of recoveries, changes in the credit worthiness, and collection trends. The trade receivables are periodically reviewed for impairment. See note 7.

(5)	Considering uncertain tax positions:

The assessment of amounts of current and deferred taxes requires the Group's management to take into consideration uncertainties that its tax position will be accepted and of incurring any additional tax expenses. This assessment is based on estimates and assumptions based on interpretation of tax laws and regulations, and the Group's past experience. It is possible that new information will become known in future periods that will cause the final tax outcome to be different from the amounts that were initially recorded, such differences will impact the current and deferred income tax assets and liabilities in the period in which such determination is made. See also notes 2(p) and note 25.

b.	Critical judgments in applying the Group's accounting policies

(1)	Considering the likelihood of contingent losses and quantifying possible settlements:

Provisions are recorded when a loss is considered probable and can be reasonably estimated. Judgment is necessary in assessing the likelihood that a pending claim or litigation against the Group will succeed, or a liability will arise, quantifying the possible range of final settlement. These judgments are made by management with the support of internal specialists, or with the support of outside consultants such as legal counsel. Because of the inherent uncertainties in this evaluation process, actual results may be different from these estimates. See notes 2(m), 14 and 20.

(2)	Considering contracts with customers with multiple performance obligations:

Some contracts with customers include several performance obligations, and consideration (including any discounts) is allocated to them based their relative stand-alone selling prices.

Management estimates the stand-alone selling price at contract inception based on observable prices of the type of goods and services in similar circumstances to similar customers. Where these are not directly observable, they are estimated based on cost-plus expected margin or adjusted market approach. See also note 2(n).

(3)	Accounting treatment for the investment in PHI:

The board of directors of Net 4 P.H.I Ltd. consists of 3 directors nominated by the Company, 3 directors nominated by Hot Mobile and one independent director who acts as a chairman. Net 4 P.H.I Ltd controls PHI. This governance provides that the Company does not control PHI nor does it have joint control over it, and the Company accounts for its investment in PHI according to the equity method, see also note 2(c)(2) and note 9.